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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                February 5, 1997
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                               Unity Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                     1-12565            22-3282551
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(State or other jurisdiction       (Commission      (IRS Employer
      of incorporation)             File Number)    Identification No.)

  64  Old Highway 22, Clinton, New Jersey                          08809
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (908) 730-7630
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Item 5. Other Events.

      The Registrant issued a press release on February 5, 1997 announcing its preliminary fourth fiscal quarter 1996 earnings and a press release on February 11, 1997 announcing its 1996 year end results.

Item 7. Exhibits.

      The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.                         Description
-----------                         -----------

  99a                   Press Release dated February 5, 1997
                        announcing the Registrant's preliminary
                        fourth fiscal quarter 1996 earnings.

  99b Press Release dated February 11, 1997 announcing the Registrant's 1996 year end results.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNITY BANCORP, INC.
                                       -------------------
                                          (Registrant)


Dated:  February 26, 1997           By: /s/ JAMES HYMAN
                                        --------------------------
                                        James Hyman
                                        President and Chief
                                        Operating Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

                                                                     Sequential
Exhibit No.                   Description                            Page Number
-----------                   -----------                            -----------

   99a Press Release dated February 5, 1997 announcing the Registrant's preliminary fourth fiscal quarter 1996 earnings.

   99b            Press Release dated February 11, 1997
                  announcing the Registrant's 1996 year end results.


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